UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 10, 2010
Date of Report (Date of earliest event reported)

FORTRESS INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7226 Lee DeForest Drive, Suite 203
Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 423-7438
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 10, 2010, the Board of Directors of Fortress International Group, Inc. (the “Company”), unanimously voted to voluntarily delist the Company’s common stock, $.0001 par value per share (the “Common Stock”), from the NASDAQ Capital Market pursuant to NASDAQ Stock Market Rule 5840(j).  In connection therewith, the Company notified The Nasdaq Stock Market, LLC (“Nasdaq”) on March 12, 2010 of the Company’s intention to file a Form 25, Notification of Removal from Listing and/or Registration with the Securities and Exchange Commission (the “SEC”) on or about March 22, 2010.  The Company anticipates that the Form 25 will become effective 10 days following its filing, or approximately April 1, 2010.

As previously disclosed, the Company received a letter from Nasdaq, dated September 25, 2009, notifying the Company of its failure to meet the minimum bid price of $1 per share for continued listing.  For this reason and as part of the Company’s overall strategy to conserve resources and improve cost effectiveness, the Board of Directors decided to voluntarily delist the Common Stock from Nasdaq.

The Company is working with several market makers and it is anticipated that the Common Stock will be quoted on OTC Bulletin Board® (“OTCBB”), a centralized electronic quotation service for over-the-counter securities operated by The Nasdaq OMX Group, Inc., following the delisting of the Common Stock from Nasdaq.   The Company expects that the Common Stock will continue to trade on OTCBB so long as market makers demonstrate an interest in trading in the Common Stock.  The Company will continue to file periodic reports with the SEC pursuant to the requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD Disclosure.

On March 12, 2010, the Company issued a press release announcing the Company’s intention to delist from Nasdaq.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report.  Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

Item 9.01.	Financial Statements and Exhibits.

99.1              Press Release, dated March 12, 2010.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INTERNATIONAL GROUP, INC.

By:	/s/ TIMOTHY C. DEC
Timothy C. Dec
Chief Financial Officer

Date: March 12, 2010